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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 9, 2003

                                UNIT CORPORATION

             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


              DELAWARE                        1-9260                       73-1283193
  (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                                            NUMBER)

               7130 SOUTH LEWIS, SUITE 1000
                     TULSA, OKLAHOMA                               74136
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (918) 493-7700

              (REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On March 31, 2003 Unit Corporation (the "Company") filed a Registration Statement on Form S-3, File No. 333-104165, and, on September 5, 2003, October 2, 2003 and October 15, 2003, the Company filed amendments thereto (collectively, with such amendments, the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $250,000,000 in securities of the Company. On October 17, 2003, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

On December 10, 2003, the Company filed with the Commission a supplement to the Prospectus, dated December 9, 2003 (the "Prospectus Supplement"), relating to the issuance and sale in an underwritten public offering of up to 2,300,000 shares of the Company's common stock, par value $.20 per share. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See 'Item 7. Financial Statements and Exhibits.'

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

1.1 Underwriting Agreement dated December 9, 2003 by and among Unit Corporation and Banc of America Securities LLC, as Representative of the Several Underwriters.

5.1 Opinion of Conner & Winters, P.C., Tulsa, Oklahoma regarding the legality of the securities

23.1     Consent of Conner & Winters (included in Exhibit 5.1)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIT CORPORATION

Date: December 10, 2003             By:      /s/ Mark E. Schell

                                    Name:    Mark E. Schell
                                    Title:   Senior Vice President


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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                                   EXHIBIT DESCRIPTION

   1.1 Underwriting Agreement dated December 9, 2003 by and among Unit Corporation and Banc of America Securities
                         LLC, as Representative of the Several Underwriters.

   5.1 Opinion of Conner & Winters, P.C., Tulsa, Oklahoma regarding the legality of the securities

   23.1                  Consent of Conner & Winters (included in Exhibit 5.1)